UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2016

ENTRAVISION COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Mario M. Carrera

On January 28, 2016, Entravision Communications Corporation (the “Company”) entered into a new employment agreement with Mario M. Carrera, pursuant to which he will continue to serve as the Company’s Chief Revenue Officer. This agreement, effective as of January 1, 2016, replaces a similar agreement with Mr. Carrera, which agreement was entered into effective as of September 1, 2012 and amended effective as of January 1, 2015 and August 31, 2015.

The agreement with Mr. Carrera provides for an initial base salary of $500,000 per year for the term of his agreement, which ends on December 31, 2018. Mr. Carrera’s base salary may be increased in the discretion of the Compensation Committee of the Board of Directors. In addition, Mr. Carrera is eligible to receive a discretionary annual bonus of up to 50% of his then-current base salary. He is also eligible for equity incentive grants under the Company’s equity incentive plans.

If Mr. Carrera’s employment is terminated by us without cause or by Mr. Carrera for good reason (including a change of control of the Company where Mr. Carrera is not offered continued employment as a senior executive or is required to move his residence outside the greater Denver, Colorado or Los Angeles, California metropolitan areas), he will be entitled to receive all accrued salary and benefits through the date of termination, any discretionary bonus that is approved by the Compensation Committee of the Board of Directors and a severance payment equal to one year of his then-current base salary. If Mr. Carrera’s employment is terminated by us for cause, he will only be entitled to receive accrued salary and benefits through the date of termination and shall be ineligible for any bonus or other compensation.

The foregoing summary does not purport to be complete and is qualified in its entirety by the terms of the employment agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Employment Agreement with Jeffery A. Liberman

On January 28, 2016, the Company entered into a new employment agreement with Jeffery A. Liberman, pursuant to which he will continue to serve as the Company’s Chief Operating Officer. This agreement, effective as of January 1, 2016, replaces a similar agreement with Mr. Liberman, which agreement was entered into effective as of September 1, 2012.

The agreement with Mr. Liberman provides for an initial base salary of $500,000 per year for the term of his agreement, which ends on December 31, 2018. Mr. Liberman’s base salary may be increased in the discretion of the Compensation Committee of the Board of Directors of the Company, and in the event that the Company increases base compensation to the Company’s employees and other senior executives on or around January 1, 2017, Mr. Liberman’s base salary will be increased by 5%. In addition, Mr. Liberman is eligible to receive a discretionary annual bonus of up to 50% of his then-current base salary. He is also eligible for equity incentive grants under the Company’s equity incentive plans.

If Mr. Liberman’s employment is terminated by us without cause or by Mr. Liberman for good reason (including a change of control of the Company where Mr. Liberman is not offered continued employment as a senior executive or is required to move his residence outside the greater Los Angeles, California area), he will be entitled to receive all accrued salary and benefits through the date of termination, any discretionary bonus that is approved by the Compensation Committee of the Board of Directors and a severance payment equal to one year of his then-current base salary. If Mr. Liberman’s employment is terminated by us for cause, he will only be entitled to receive accrued salary and benefits through the date of termination and shall be ineligible for any bonus or other compensation.

The foregoing summary does not purport to be complete and is qualified in its entirety by the terms of the employment agreement filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Employment Agreement with Christopher T. Young

On January 28, 2016, the Company entered into a new employment agreement with Christopher T. Young, pursuant to which he will continue to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer. This agreement, effective as of January 1, 2016, replaces a similar agreement with Mr. Young, which agreement was entered into effective as of January 1, 2013.

The agreement with Mr. Young provides for an initial base salary of $500,000 per year for the term of his agreement, which ends on December 31, 2018. Mr. Young’s base salary may be increased in the discretion of the Compensation Committee of the Board of Directors of the Company. In addition, Mr. Young is eligible to receive a discretionary annual bonus of up to 100% of his then-current base salary. He is also eligible for equity incentive grants under the Company’s equity incentive plans.

If Mr. Young’s employment is terminated by us without cause or by Mr. Young for good reason (including a change of control of the Company where Mr. Young is required to move his residence outside the greater Los Angeles, California area), he will be entitled to receive all accrued salary and benefits through the date of termination, as well as a severance payment (the “Severance Payment”) equal to (i) Mr. Young’s then-current base salary, plus (ii) a prorated bonus amount equal to the product of: (A) the average annual bonuses received by Mr. Young for the two years preceding the year of such termination, multiplied by (B) a fraction, the numerator of which is the number of days preceding such termination in the then-current calendar year, and the denominator of which is 365. In addition, after a change in control of the Company, if Mr. Young is not offered continued employment as chief financial officer of the surviving or acquiring entity or the Company terminates his employment at any time during the remainder of the term of the agreement for any reason other than for cause, he will be entitled to receive: (i) all accrued salary and benefits through the date of termination; (ii) the Severance Payment; (iii) immediate vesting of, and lapse of all restrictions applicable to, all unvested and outstanding time-based equity incentive grants; and (iv) vesting of all unvested and outstanding performance-based equity incentive grants, at such time and in the event that any applicable performance-based criteria have been met under the terms of applicable award agreements as if Mr. Young had not terminated employment with the Company and with the lapse of all restrictions applicable to vesting based on the passage of time. If Mr. Young’s employment is terminated by us for cause, he will only be entitled to receive accrued salary and benefits through the date of termination and shall be ineligible for any bonus or other compensation.

The foregoing summary does not purport to be complete and is qualified in its entirety by the terms of the employment agreement filed as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

10.1 †	Executive Employment Agreement effective as of January 1, 2016 by and between the registrant and Mario M. Carrera.
10.2 †	Executive Employment Agreement effective as of January 1, 2016 by and between the registrant and Jeffery A. Liberman.
10.3 †	Executive Employment Agreement effective as of January 1, 2016 by and between the registrant and Christopher T. Young.

† Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: January 29, 2016	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1†	Executive Employment Agreement effective as of January 1, 2016 by and between the registrant and Mario M. Carrera.
10.2†	Executive Employment Agreement effective as of January 1, 2016 by and between the registrant and Jeffery A. Liberman.
10.3†	Executive Employment Agreement effective as of January 1, 2016 by and between the registrant and Christopher T. Young.

† Management contract or compensatory plan, contract or arrangement.